Exhibit 99.1

Essent Group Ltd. Reports Second Quarter 2015 Results

HAMILTON, Bermuda--(BUSINESS WIRE)--August 7, 2015--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended June 30, 2015 of $37.2 million or $0.41 per diluted share, compared to $19.6 million or $0.23 per diluted share for the quarter ended June 30, 2014. As of June 30, 2015, Essent had primary insurance in force of $57.4 billion and consolidated stockholders’ equity of $1.03 billion.

“During the second quarter, we continued building a high credit quality and profitable mortgage insurance portfolio while also producing strong and growing earnings for our shareholders,” said Mark Casale, Chairman and Chief Executive Officer. “Our outlook for the private mortgage insurance sector remains positive. Essent continues to be well positioned and we are optimistic about the future of our franchise.”

Financial Highlights:

  Insurance in force as of June 30, 2015 was $57.4 billion, compared to $53.3 billion as of March 31, 2015 and $39.4 billion as of June 30, 2014.
  New insurance written for the second quarter was $7.3 billion, compared to $5.3 billion in the first quarter of 2015 and $5.9 billion in the second quarter of 2014.
  Net premiums earned for the second quarter were $78.4 million, compared to $75.0 million in the first quarter of 2015 and $50.3 million in the second quarter of 2014.
  The expense ratio for the second quarter was 34.6%, compared to 36.6% in the first quarter of 2015 and 47.0% in the second quarter of 2014.
  The provision for losses and LAE for the second quarter was $2.3 million, compared to $2.0 million in the first quarter of 2015 and $1.0 million in the second quarter of 2014.
  The percentage of loans in default as of June 30, 2015 was 0.23%, compared to 0.21% as of March 31, 2015 and 0.13% as of June 30, 2014.
  The combined ratio for the second quarter was 37.6%, compared to 39.3% in the first quarter of 2015 and 48.9% in the second quarter of 2014.
  The consolidated balance of cash and investments at June 30, 2015 was $1.2 billion, including cash and investment balances at Essent Group Ltd. of $107.6 million.
  The combined risk to capital ratio of the US mortgage insurance business, which includes statutory capital for both Essent Guaranty, Inc. and Essent Guaranty of PA, Inc., was 15.3:1 as of June 30, 2015.
  Essent Reinsurance Ltd. participated in Freddie Mac’s Agency Credit Insurance Structure (“ACIS”) 2015-4 transaction and insured a total of $5.5 million of risk that Freddie Mac had retained as part of its STACR 2015-DN1 transaction.

Conference Call

Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/investors/webcasts-and-presentations/event-calendar/default.aspx. The call may also be accessed by dialing 877-201-0168 inside the U.S., or 647-788-4901 for international callers, using passcode 76279649 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 855-859-2056 inside the U.S., or 404-537-3406 for international callers, passcode 76279649.

In addition to the information provided in the company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/investors/financial-information/quarterly-financial-supplements/default.aspx.

Forward-Looking Statements

This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "plan," "seek," "comfortable with," "will," "expect," "intend," "estimate," "anticipate," "believe" or "continue" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; deteriorating economic conditions; non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission on February 27, 2015. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Non-GAAP Financial Measures

In presenting Essent Group Ltd.’s results, management has included financial measures, including adjusted book value per share, that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). Such measures are referred to as “non-GAAP measures.” These non-GAAP measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures are included in the attached financial supplement in accordance with Regulation G.

About the Company

Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) which, through its wholly-owned subsidiary Essent Guaranty, Inc., offers private mortgage insurance for single-family mortgage loans in the United States. Essent provides private capital to mitigate mortgage credit risk, allowing lenders to make additional mortgage financing available to prospective homeowners. Headquartered in Radnor, Pennsylvania, Essent Guaranty, Inc. is licensed to write mortgage insurance in all 50 states and the District of Columbia, and is approved by Fannie Mae and Freddie Mac. Essent also offers mortgage-related insurance and reinsurance through its Bermuda-based subsidiary, Essent Reinsurance Ltd. Additional information regarding Essent may be found at www.essentgroup.com.

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter Ended June 30, 2015

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Historical Quarterly Data
Exhibit D	New Insurance Written
Exhibit E	Insurance in Force and Risk in Force
Exhibit F	Other Risk in Force
Exhibit G	Portfolio Vintage Data
Exhibit H	Portfolio Geographic Data
Exhibit I	Defaults, Reserve for Losses and LAE, and Claims
Exhibit J	Investment Portfolio
Exhibit K	Insurance Company Capital
Exhibit L	Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

				Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share amounts)	2015	2014	2015	2014
Revenues:
Net premiums written	$92,399	$63,505	$174,656	$115,697
Increase in unearned premiums	(14,038)	(13,163)	(21,257)	(20,605)
Net premiums earned	78,361	50,342	153,399	95,092
Net investment income	4,720	3,080	9,000	4,978
Realized investment gains, net	568	68	1,217	468
Other income	418	793	462	1,566
Total revenues	84,067	54,283	164,078	102,104

Losses and expenses:
Provision for losses and LAE	2,314	966	4,313	1,868
Other underwriting and operating expenses	27,148	23,648	54,646	47,107
Total losses and expenses	29,462	24,614	58,959	48,975

Income before income taxes	54,605	29,669	105,119	53,129
Income tax expense	17,412	10,114	33,088	18,568
Net income	$37,193	$19,555	$72,031	$34,561

Earnings per share:
Basic	$0.41	$0.23	$0.80	$0.42
Diluted	0.41	0.23	0.79	0.41

Weighted average shares outstanding:
Basic	90,344	83,276	90,265	83,071
Diluted	91,674	84,706	91,594	84,701

Net income	$37,193	$19,555	$72,031	$34,561

Other comprehensive income (loss):
Change in unrealized (depreciation) appreciation of investments	(8,769)	4,915	(3,880)	5,394
Total other comprehensive income (loss)	(8,769)	4,915	(3,880)	5,394
Comprehensive income	$28,424	$24,470	$68,151	$39,955

Loss ratio	3.0%	1.9%	2.8%	2.0%
Expense ratio	34.6%	47.0%	35.6%	49.5%
Combined ratio	37.6%	48.9%	38.4%	51.5%

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	June 30,	December 31,
(In thousands, except per share amounts)	2015	2014
Assets
Investments available for sale, at fair value
Fixed maturities	$1,064,013	$846,925
Short-term investments	95,366	210,688
Total investments	1,159,379	1,057,613
Cash	25,590	24,411
Accrued investment income	6,943	5,748
Accounts receivable	14,972	15,810
Deferred policy acquisition costs	10,546	9,597
Property and equipment (at cost, less accumulated depreciation of $40,841 in 2015 and $39,260 in 2014)	8,631	5,841
Prepaid federal income tax	95,173	59,673
Other assets	6,254	2,768

Total assets	$1,327,488	$1,181,461

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$11,931	$8,427
Unearned premium reserve	178,205	156,948
Accrued payroll and bonuses	8,763	14,585
Net deferred tax liability	64,161	37,092
Securities purchased payable	26,897	227
Other accrued liabilities	9,758	8,444
Total liabilities	299,715	225,723

Commitments and contingencies

Stockholders' Equity
Common shares, $0.015 par value:
Authorized - 233,333; issued - 92,659 shares in 2015 and 92,546 shares in 2014	1,390	1,388
Additional paid-in capital	897,167	893,285
Accumulated other comprehensive income	787	4,667
Retained earnings	128,429	56,398
Total stockholders' equity	1,027,773	955,738

Total liabilities and stockholders' equity	$1,327,488	$1,181,461

						Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2015		2014
Selected Income Statement Data	June 30	March 31	December 31	September 30	June 30	March 31
(In thousands, except per share amounts)
Revenues:
Net premiums written	$92,399	$82,257	$83,219	$77,862	$63,505	$52,192

Net premiums earned	78,361	75,038	67,814	60,323	50,342	44,750
Other revenues	5,706	4,973	4,928	4,298	3,941	3,071
Total revenues	84,067	80,011	72,742	64,621	54,283	47,821

Losses and expenses:
Provision for losses and LAE	2,314	1,999	3,049	1,391	966	902
Other underwriting and operating expenses	27,148	27,498	25,656	24,469	23,648	23,459
Total losses and expenses	29,462	29,497	28,705	25,860	24,614	24,361

Income before income taxes	54,605	50,514	44,037	38,761	29,669	23,460
Income tax expense	17,412	15,676	15,171	13,691	10,114	8,454
Net income	$37,193	$34,838	$28,866	$25,070	$19,555	$15,006

Earnings per share:
Basic	$0.41	$0.39	$0.34	$0.30	$0.23	$0.18
Diluted	0.41	0.38	0.33	0.29	0.23	0.18

Weighted average shares outstanding:
Basic	90,344	90,185	86,134	83,640	83,276	82,864
Diluted	91,674	91,514	87,950	85,028	84,706	84,696

Other Data:
Loss ratio (1)	3.0%	2.7%	4.5%	2.3%	1.9%	2.0%
Expense ratio (2)	34.6%	36.6%	37.8%	40.6%	47.0%	52.4%
Combined ratio	37.6%	39.3%	42.3%	42.9%	48.9%	54.4%

(1) Loss ratio is calculated by dividing the provision for loss and LAE by net premiums earned.
(2) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

					Exhibit C, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2015		2014
Other Data, continued:	June 30	March 31	December 31	September 30	June 30	March 31
($ in thousands)

Flow:
New insurance written	$7,225,401	$5,346,820	$6,204,821	$7,283,169	$5,874,334	$3,630,573
New risk written	1,800,027	1,302,710	1,523,527	1,802,408	1,477,547	907,257

Bulk:
New insurance written	$61,258	$—	$300,008	$1,506,529	$—	$—
New risk written	4,062	—	35,007	30,131	—	—

Consolidated:
Average premium rate (3)	0.57%	0.58%	0.56%	0.55%	0.54%	0.54%
New insurance written	$7,286,659	$5,346,820	$6,504,829	$8,789,698	$5,874,334	$3,630,573
New risk written	$1,804,089	$1,302,710	$1,558,534	$1,832,539	$1,477,547	$907,257
Insurance in force (end of period)	$57,435,859	$53,253,632	$50,762,594	$46,428,526	$39,379,879	$34,778,057
Risk in force (end of period)	$13,992,701	$12,891,462	$12,227,270	$11,152,497	$9,700,549	$8,493,862
Policies in force	261,996	242,477	229,721	209,841	175,773	154,451
Weighted-average coverage (4)	24.4%	24.2%	24.1%	24.0%	24.6%	24.4%
Annual persistency	80.3%	82.8%	86.4%	88.5%	89.1%	87.9%

Loans in default (count)	605	505	457	312	235	192
Percentage of loans in default	0.23%	0.21%	0.20%	0.15%	0.13%	0.12%

(3) Average premium rate is calculated by dividing net premiums earned by average insurance in force for the period.
(4) Weighted-average coverage is calculated by dividing end of period risk in force by insurance in force.

								Exhibit D

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Flow

NIW by Credit Score
	Three Months Ended				Six Months Ended
	June 30, 2015		June 30, 2014		June 30, 2015		June 30, 2014
($ in thousands)
>=760	$3,261,740	45.1%	$2,651,224	45.1%	$5,608,531	44.6%	$4,265,660	44.9%
740-759	1,165,784	16.1	964,322	16.4	2,060,160	16.4	1,601,181	16.8
720-739	1,063,764	14.7	858,348	14.6	1,843,176	14.7	1,394,819	14.7
700-719	733,531	10.2	629,211	10.7	1,272,607	10.1	1,004,711	10.6
680-699	574,039	8.0	490,259	8.3	1,026,485	8.2	805,526	8.5
<=679	426,543	5.9	280,970	4.9	761,262	6.0	433,010	4.5
Total	$7,225,401	100.0%	$5,874,334	100.0%	$12,572,221	100.0%	$9,504,907	100.0%

Weighted-average credit score	748		749		748		749

NIW by LTV
	Three Months Ended				Six Months Ended
	June 30, 2015		June 30, 2014		June 30, 2015		June 30, 2014
($ in thousands)
85.00% and below	$893,957	12.4%	$671,651	11.4%	$1,703,195	13.5%	$1,107,384	11.7%
85.01% to 90.00%	2,514,695	34.8	1,976,596	33.6	4,333,466	34.5	3,217,124	33.8
90.01% to 95.00%	3,645,029	50.4	3,204,930	54.6	6,278,080	49.9	5,130,693	54.0
95.01% and above	171,720	2.4	21,157	0.4	257,480	2.1	49,706	0.5
Total	$7,225,401	100.0%	$5,874,334	100.0%	$12,572,221	100.0%	$9,504,907	100.0%

Weighted-average LTV	92%		92%		91%		92%

NIW by Product
	Three Months Ended				Six Months Ended
	June 30, 2015		June 30, 2014		June 30, 2015		June 30, 2014
Single Premium policies		23.8%		18.6%		23.8%		18.5%
Monthly Premium policies		76.2		81.4		76.2		81.5
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Six Months Ended
	June 30, 2015		June 30, 2014		June 30, 2015		June 30, 2014
Purchase		78.4%		86.6%		74.5%		86.0%
Refinance		21.6		13.4		25.5		14.0
		100.0%		100.0%		100.0%		100.0%

						Exhibit D, continued

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Bulk

NIW by Credit Score
	Three Months Ended				Six Months Ended
	June 30, 2015		June 30, 2014		June 30, 2015		June 30, 2014
($ in thousands)
>=760	$48,709	79.5%	$—	0.0%	$48,709	79.5%	$—	0.0%
740-759	6,266	10.2	—	—	6,266	10.2	—	—
720-739	4,950	8.1	—	—	4,950	8.1	—	—
700-719	1,333	2.2	—	—	1,333	2.2	—	—
680-699	—	—	—	—	—	—	—	—
<=679	—	—	—	—	—	—	—	—
Total	$61,258	100.0%	$—	0.0%	$61,258	100.0%	$—	0.0%

Weighted-average credit score	778		N/A		778		N/A

NIW by LTV
	Three Months Ended				Six Months Ended
	June 30, 2015		June 30, 2014		June 30, 2015		June 30, 2014
($ in thousands)
85.00% and below	$61,258	100.0%	$—	0.0%	$61,258	100.0%	$—	0.0%
85.01% to 90.00%	—	—	—	—	—	—	—	—
90.01% to 95.00%	—	—	—	—	—	—	—	—
95.01% and above	—	—	—	—	—	—	—	—
Total	$61,258	100.0%	$—	0.0%	$61,258	100.0%	$—	0.0%

Weighted-average LTV	79%		N/A		79%		N/A

NIW by Product
	Three Months Ended				Six Months Ended
	June 30, 2015		June 30, 2014		June 30, 2015		June 30, 2014
Single Premium policies		100.0%		0.0%		100.0%		0.0%
Monthly Premium policies		—		—		—		—
		100.0%		0.0%		100.0%		0.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Six Months Ended
	June 30, 2015		June 30, 2014		June 30, 2015		June 30, 2014
Purchase		97.6%		0.0%		97.6%		0.0%
Refinance		2.4		—		2.4		—
		100.0%		0.0%		100.0%		0.0%

					Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force: Consolidated

Portfolio by Credit Score
Total IIF by FICO score	June 30, 2015		March 31, 2015		June 30, 2014
($ in thousands)
>=760	$27,079,306	47.2%	$25,345,630	47.6%	$20,157,165	51.2%
740-759	9,814,404	17.1	9,204,965	17.3	6,963,735	17.7
720-739	8,274,037	14.4	7,613,387	14.3	5,502,718	14.0
700-719	5,596,235	9.7	5,143,705	9.6	3,481,564	8.8
680-699	4,238,060	7.4	3,842,342	7.2	2,368,613	6.0
<=679	2,433,817	4.2	2,103,603	4.0	906,084	2.3
Total	$57,435,859	100.0%	$53,253,632	100.0%	$39,379,879	100.0%

Weighted-average credit score	751		752		756

Total RIF by FICO score	June 30, 2015		March 31, 2015		June 30, 2014
($ in thousands)
>=760	$6,557,638	46.9%	$6,112,309	47.4%	$4,913,013	50.6%
740-759	2,410,327	17.2	2,244,474	17.4	1,722,247	17.8
720-739	2,041,686	14.6	1,865,939	14.5	1,376,538	14.2
700-719	1,347,680	9.6	1,224,580	9.5	855,985	8.8
680-699	1,045,595	7.5	939,792	7.3	601,426	6.2
<=679	589,775	4.2	504,368	3.9	231,340	2.4
Total	$13,992,701	100.0%	$12,891,462	100.0%	$9,700,549	100.0%

Portfolio by LTV
Total IIF by LTV	June 30, 2015		March 31, 2015		June 30, 2014
($ in thousands)
85.00% and below	$6,801,098	11.9%	$6,382,552	12.0%	$4,928,612	12.5%
85.01% to 90.00%	19,751,418	34.4	18,422,873	34.6	14,516,271	36.9
90.01% to 95.00%	29,600,148	51.5	27,288,976	51.2	19,489,901	49.5
95.01% and above	1,283,195	2.2	1,159,231	2.2	445,095	1.1
Total	$57,435,859	100.0%	$53,253,632	100.0%	$39,379,879	100.0%

Weighted-average LTV	92%		92%		91%

Total RIF by LTV	June 30, 2015		March 31, 2015		June 30, 2014
($ in thousands)
85.00% and below	$761,349	5.4%	$716,057	5.6%	$550,950	5.7%
85.01% to 90.00%	4,676,693	33.4	4,350,761	33.7	3,434,553	35.4
90.01% to 95.00%	8,335,450	59.6	7,644,265	59.3	5,567,538	57.4
95.01% and above	219,209	1.6	180,379	1.4	147,508	1.5
Total	$13,992,701	100.0%	$12,891,462	100.0%	$9,700,549	100.0%

Portfolio by Loan Amortization Period
Total IIF by Loan Amortization Period	June 30, 2015		March 31, 2015		June 30, 2014
($ in thousands)
FRM 30 years and higher	$50,910,993	88.6%	$46,922,016	88.1%	$34,103,315	86.6%
FRM 20-25 years	1,434,585	2.5	1,336,976	2.5	1,150,105	2.9
FRM 15 years	2,683,327	4.7	2,619,532	4.9	2,434,151	6.2
ARM 5 years and higher	2,406,954	4.2	2,375,108	4.5	1,692,308	4.3
Total	$57,435,859	100.0%	$53,253,632	100.0%	$39,379,879	100.0%

			Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

(In thousands)	June 30, 2015	March 31, 2015	June 30, 2014

ACIS (A)	$66,291	$63,533	$—

(A) Essent Reinsurance Ltd. provides insurance or reinsurance in connection with Freddie Mac's Agency Credit Insurance Structure ("ACIS") program, and covers the risk in force on the loans in the reference pools associated with STACR notes issued by Freddie Mac.

									Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Vintage Data: Consolidated

				Insurance in Force as of June 30, 2015
Origination year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	% Purchase	>90% LTV	>95% LTV	FICO 700	FICO >= 760	% FRM

2010	$245,898	$61,948	25.2%	74.1%	41.2%	0.0%	3.1%	60.4%	98.1%
2011	3,229,720	1,060,637	32.8	73.4	40.9	0.2	4.6	56.7	94.0
2012	11,241,161	6,588,716	58.6	71.3	50.1	0.5	5.2	56.0	97.2
2013	21,152,638	15,544,043	73.5	75.3	53.3	1.8	7.8	51.2	96.6
2014	24,799,434	21,735,013	87.6	84.3	57.0	3.3	15.2	42.5	94.1
2015 (through June 30)	12,633,479	12,445,502	98.5	74.6	51.8	2.1	14.2	44.6	97.3
Total	$73,302,330	$57,435,859	78.4	78.1	53.8	2.2	11.6	47.1	95.8

			Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Geographic Data: Consolidated

IIF by State
	As of June 30, 2015	As of March 31, 2015	As of June 30, 2014
CA	9.9%	10.0%	11.0%
TX	8.3	8.4	8.5
FL	5.8	5.6	5.1
WA	4.6	4.5	4.0
NC	4.0	4.0	4.3
IL	4.0	3.9	3.9
MA	3.4	3.7	2.6
NJ	3.4	3.4	3.5
PA	3.3	3.4	3.3
GA	3.3	3.3	3.5
All Others	50.0	49.8	50.3
TOTAL	100.0%	100.0%	100.0%

RIF by State
	As of June 30, 2015	As of March 31, 2015	As of June 30, 2014
CA	9.5%	9.6%	10.4%
TX	8.6	8.6	8.3
FL	6.1	5.9	5.3
WA	4.7	4.6	4.0
NC	4.1	4.2	4.4
IL	4.0	4.0	4.0
GA	3.5	3.5	3.6
NJ	3.3	3.4	3.4
AZ	3.2	3.2	3.3
PA	3.2	3.2	3.4
All Others	49.8	49.8	49.9
TOTAL	100.0%	100.0%	100.0%

				Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

Rollforward of Insured Loans in Default
	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2015	2014	2015	2014
Beginning default inventory	505	192	457	159
Plus: new defaults	385	151	766	318
Less: cures	(270)	(98)	(590)	(226)
Less: claims paid	(15)	(10)	(28)	(16)
Ending default inventory	605	235	605	235

Rollforward of Reserve for Losses and LAE
	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
($ in thousands)	2015	2014	2015	2014
Reserve for losses and LAE at beginning of period	$10,065	$3,804	$8,427	$3,070
Add provision for losses and LAE occurring in:
Current year	3,374	1,166	6,079	2,452
Prior years	(1,060)	(200)	(1,766)	(584)
Incurred losses during the period	2,314	966	4,313	1,868
Deduct payments for losses and LAE occurring in:
Current year	140	—	140	—
Prior years	308	264	669	432
Loss and LAE payments during the period	448	264	809	432
Reserve for losses and LAE at end of period	$11,931	$4,506	$11,931	$4,506

Claims
	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2015	2014	2015	2014
Number of claims paid	15	10	28	16
Total amount paid for claims (in thousands)	$431	$263	$780	$422
Average amount paid per claim (in thousands)	$29	$26	$28	$26
Severity	88%	54%	81%	62%

					Exhibit I, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

	As of June 30, 2015
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of RIF
($ in thousands)
Missed Payments:
Three payments or less	289	48%	$2,797	26%	$16,188	17%
Four to eleven payments	243	40	5,680	52	12,715	45
Twelve or more payments	58	10	2,003	18	2,500	80
Pending claims	15	2	478	4	540	89
Total	605	100%	10,958	100%	$31,943	34
IBNR			822
LAE			151
Total			$11,931

Average reserve per default:
Case			$18.1
Total			$19.7

Default Rate	0.23%

	As of December 31, 2014
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of RIF
($ in thousands)
Missed Payments:
Three payments or less	247	54%	$2,381	31%	$13,059	18%
Four to eleven payments	167	37	3,748	49	8,132	46
Twelve or more payments	34	7	1,147	15	1,510	76
Pending claims	9	2	424	5	419	101
Total	457	100%	7,700	100%	$23,120	33
IBNR			578
LAE			149
Total			$8,427

Average reserve per default:
Case			$16.8
Total			$18.4

Default Rate	0.20%

	As of June 30, 2014
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of RIF
($ in thousands)
Missed Payments:
Three payments or less	121	51%	$1,266	31%	$6,316	20%
Four to eleven payments	92	39	2,026	49	4,083	50
Twelve or more payments	20	9	724	18	990	73
Pending claims	2	1	105	2	103	102
Total	235	100%	4,121	100%	$11,492	36
IBNR			309
LAE			76
Total			$4,506

Average reserve per default:
Case			$17.5
Total			$19.2

Default Rate	0.13%

				Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investment Portfolio

Investment Portfolio by Asset Class
Asset Class	June 30, 2015		December 31, 2014
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$166,181	14.3%	$74,216	7.0%
U.S. agency securities	3,196	0.3	4,520	0.4
U.S. agency mortgage-backed securities	104,236	9.0	83,540	7.9
Municipal debt securities	260,887	22.5	195,546	18.5
Corporate debt securities	363,632	31.4	296,829	28.1
Mortgage-backed securities	50,750	4.4	66,086	6.3
Asset-backed securities	130,128	11.2	126,188	11.9
Money market funds	80,369	6.9	210,688	19.9
Total Investments	$1,159,379	100.0%	$1,057,613	100.0%

Investment Portfolio by Credit Rating
Rating (1)	June 30, 2015		December 31, 2014
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$509,624	44.0%	$545,807	51.6%
Aa1	53,428	4.6	47,792	4.5
Aa2	77,463	6.7	51,958	4.9
Aa3	67,968	5.9	48,261	4.6
A1	100,655	8.7	74,161	7.0
A2	110,740	9.5	67,413	6.4
A3	86,548	7.5	71,964	6.8
Baa1	70,109	6.0	60,399	5.7
Baa2	72,327	6.2	79,727	7.5
Baa3	10,517	0.9	10,131	1.0
Below Baa3	—	—	—	—
Total Investments	$1,159,379	100.0%	$1,057,613	100.0%

(1) Based on ratings issued by Moody's, if available. S&P rating utilized if Moody's not available.

Investment Portfolio by Duration and Book Yield
Effective Duration	June 30, 2015		December 31, 2014
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$235,260	20.3%	$332,399	31.4%
1 to < 2 Years	132,001	11.4	85,971	8.1
2 to < 3 Years	188,325	16.2	167,504	15.8
3 to < 4 Years	142,899	12.3	106,432	10.1
4 to < 5 Years	97,351	8.4	80,300	7.6
5 or more Years	363,543	31.4	285,007	27.0
Total Investments	$1,159,379	100.0%	$1,057,613	100.0%

Pre-tax investment income yield:
Three months ended June 30, 2015	1.81%
Six months ended June 30, 2015	1.75%

Net cash and investments at holding company, Essent Group Ltd.:
($ in thousands)
As of June 30, 2015	$107,616
As of December 31, 2014	$126,327

		Exhibit K

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance Company Capital

	As of
	June 30, 2015	December 31, 2014
($ in thousands)
US Mortgage Insurance Business:
Combined statutory capital (A)	$816,441	$705,890

Combined net risk in force (B)	$12,492,050	$11,426,748

Risk to capital ratios: (C)
Essent Guaranty, Inc.	15.7:1	16.4:1
Essent Guaranty of PA, Inc.	11.7:1	14.6:1
Combined (D)	15.3:1	16.2:1

Essent Reinsurance Ltd. Mortgage Insurance Business:
Stockholder's equity (GAAP basis)	$162,464	$155,123

Net risk in force (B)	$1,555,162	$835,976

(A) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department.

(B) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.

(C) The risk to capital ratio is calculated as the ratio of net risk in force to statutory capital.

(D) The combined risk to capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.

Exhibit L
Essent Group Ltd. and Subsidiaries
Supplemental Information
Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

We believe that long-term growth in Adjusted Book Value per Share is an important measure of our financial performance and is a measure used to determine vesting on certain restricted stock granted to senior management under the Company’s long-term incentive plan. Adjusted Book Value per Share is a financial measure that is not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP) and is referred to as a non-GAAP measure. Adjusted Book Value per Share may be defined or calculated differently by other companies. Adjusted Book Value per Share is one measure used to monitor our results and should not be viewed as a substitute for those measures determined in accordance with GAAP.

Adjusted Book Value per Share is calculated by dividing Adjusted Book Value by Common Shares and Share Units Outstanding. Adjusted Book Value is defined as consolidated stockholders’ equity of the Company, excluding accumulated other comprehensive income (loss) plus the proceeds, if any, from the assumed exercise of all "in-the-money" options, warrants and similar instruments. Common Shares and Share Units Outstanding is defined as total common shares outstanding plus all equity instruments (including restricted share units) issued to management and the Board of Directors and any "in-the-money" options, warrants and similar instruments. Accumulated other comprehensive income (loss) includes unrealized gains and losses that arise from changes in the market value of the Company’s investments that are classified as available for sale. The Company does not view these unrealized gains and losses to be indicative of our fundamental operating performance. As of June 30, 2015 and December 31, 2014, the Company does not have any options, warrants and similar instruments outstanding.

The following table sets forth the reconciliation of Adjusted Book Value to the most comparable GAAP amount as of June 30, 2015 and December 31, 2014 in accordance with Regulation G:

(In thousands, except per share amounts)	June 30, 2015	December 31, 2014

Numerator:
Total Stockholders' Equity (Book Value)	$1,027,773	$955,738

Subtract: Accumulated Other Comprehensive Income	787	4,667

Adjusted Book Value	$1,026,986	$951,071

Denominator:
Total Common Shares Outstanding	92,659	92,546

Add: Restricted Share Units Outstanding	540	664

Total Common Shares and Share Units Outstanding	93,199	93,210

Adjusted Book Value per Share	$11.02	$10.20

Source: Essent Group Ltd.

CONTACT:
Media Contact
JD Walker Communications, LLC
Janice Daue Walker, 610-230-0556
media@essentgroup.com
or
Investor Relations Contact
Essent Group Ltd.
Christopher G. Curran
Senior Vice President – Investor Relations
855-809-ESNT
ir@essentgroup.com